                               SECURITY AGREEMENT
                               ------------------

      This SECURITY AGREEMENT (the "Agreement") is made and entered into as of
April 3, 2002, by and among Halifax Fund, L.P. and Palladin Opportunity Fund,
L.L.C. (together, the "Secured Party") and Datatec Systems, Inc., a Delaware
corporation ("DSI" or the "Debtor").

                                   WITNESSETH:
                                   -----------

      WHEREAS, pursuant to the provisions of a Subordinated Secured Convertible
Debentures and Warrants Purchase Agreement dated as of the date hereof, between the Debtor and the Secured Party (the "Purchase Agreement") and those certain
Subordinated Secured Convertible Debentures dated as of the date hereof, issued by DSI to the Secured Party pursuant to the Purchase Agreement (the
"Debentures"), the Secured Party has agreed to lend to the DSI, and DSI has agreed to borrow from the Secured Party $2,000,000 under certain terms and conditions set forth in the Purchase Agreement and the Debentures; and

      WHEREAS, pursuant to the provisions of the Purchase Agreement and the
Debentures, and as a condition to Secured Party's obligation to lend thereunder, the Debtor has also agreed to provide certain collateral to secure the Debtor's
Obligations (as defined below) to the Secured Party pursuant to the Purchase
Agreement and the Debentures;

      NOW, THEREFORE, in consideration of the foregoing and of the covenants set forth herein, the Secured Party and the Debtor hereby agree as follows.

                                    ARTICLE I
                                   COLLATERAL
                                   ----------

      Section 1.1 Grant and Description. As security for the Debtor's obligations under the Purchase Agreement and the Debentures, the Debtor hereby grants to the Secured Party a continuing first priority security interest in all of the Debtor's right, title and interest in, to and under all of the property of Debtor listed and described in Exhibit A attached hereto (the "Collateral");
provided, however, such security interest shall be subordinated to the security interest granted to the holders of the Senior Debt (as defined in the Purchase
Agreement). Notwithstanding the foregoing, such grant of a security interest shall not extend to, and the term "Collateral" shall not include: (a) any rights in any general intangibles representing rights under agreements between the
Debtor and any other party (other than agreements between a Debtor and a subsidiary or parent entity of such Debtor), which are now or hereafter held by the Debtor as lessee, licensee or otherwise, only to the extent that (i) such general intangibles are not assignable or capable of being encumbered as a matter of law or under the terms of the agreement applicable thereto (but solely to the extent that any such restriction shall be enforceable under applicable law), without the consent of the other party thereto and (ii) such consent has not been obtained, and (b) any capital stock or other ownership interests held by Debtor of any foreign subsidiary to the extent that the pledge of such capital stock or other ownership interests would trigger the "deemed dividend"
rules of Section 900 et. seq. of the Internal Revenue Code of 1986, as amended.
In furtherance of the foregoing, the Debtor shall

promptly take all actions necessary or otherwise reasonably requested by the
Secured Party to perfect the Secured Party's security interest in the capital stock and other ownership interests of all of the Debtor's subsidiaries
(including, without limitation, pledging all such capital stock and ownership interests to the Secured Party pursuant to a pledge agreement that is in form and substance reasonably satisfactory to the Secured Party, and delivering the certificates representing such capital stock and ownership interests to the
Secured Party); provided, however, the Debtor shall not be obligated to pledge the capital stock or other ownership interests held by Debtor of any foreign subsidiary to the extent that the pledge of such capital stock or other ownership interests would trigger the "deemed dividend" rules of Section 900 et.
seq. of the Internal Revenue Code of 1986, as amended.

      Section 1.2 Financing Statements; Further Assurances. The Debtor hereby authorizes the Secured Party to file, transmit, or communicate, as applicable,
UCC financing statements and amendments in order to perfect the Secured Party's first priority security interest in the Collateral without the Debtor's signature to the extent permitted by applicable law, including, but not limited to, describing the Collateral as "all personal property of debtor" or "all assets of debtor" or words of similar effect; provided, however, such security interest shall be subordinated to the security interest granted to the holders of the Senior Debt. Notwithstanding the foregoing, at any time upon the request of the Secured Party, the Debtor shall promptly execute (or cause to be executed) and deliver to the Secured Party, any and all financing statements, original financing statements in lieu of continuation statements, fixture filings, security agreements, pledges, assignments, endorsements or certificates of title, and all other instruments or documents (the "Additional Documents")
upon which the Debtor's signature may be required and that the Secured Party may request in its discretion, in form and substance satisfactory to the Secured
Party, and/or perform any acts, to perfect and continue perfected or better perfect the Secured Party's security interest in the Collateral (whether now owned or hereafter arising or acquired), and in order to fully consummate all of the transactions contemplated hereby, under the Purchase Agreement and/or any other agreement or document related thereto (including, without limitation, any amendment to this Agreement or the Purchase Agreement that becomes necessary, in the sole discretion of the Secured Party, as a result of any amendment to the
UCC). To the maximum extent permitted by applicable law, the Debtor hereby authorizes the Secured Party to execute any such Additional Documents in the
Debtor's name and authorizes the Secured Party to file such executed Additional
Documents in any appropriate filing office. The Debtor also hereby ratifies its authorization for the Secured Party to have filed in any jurisdiction any financing statements or amendments thereto filed prior to the date hereof. The
Debtor shall not terminate, amend or file any correction statement with respect to any UCC financing statement filed pursuant to this Agreement without the
Secured Party's prior written consent. The Debtor appoints the Secured Party as the Debtor's attorney-in-fact, with a power of attorney to execute on behalf of the Debtor such Additional Documents and other similar instruments as the
Secured Party may from time to time deem necessary or desirable to protect or perfect the security interest in the Collateral. Such power of attorney is coupled with an interest and shall be irrevocable.

                                   ARTICLE II
                               OBLIGATIONS SECURED
                               -------------------

      Section 2.1 Obligations Secured. The Collateral and the power of collection pertaining thereto shall secure the prompt and complete performance and repayment of any and all loans, advances or other obligations made by
Secured Party to Debtor pursuant to this Agreement, the Purchase Agreement or the Debentures (or pursuant to any amendments hereto or thereto) prior to, on or after the date hereof, and specifically the unpaid principal amount outstanding at any time under the Debentures, plus all accrued and unpaid interest thereunder, together with all fees, expenses, commissions, charges, penalties, and other amounts owing or chargeable by Debtor under the Purchase Agreement or the Debentures whether any of the foregoing are direct or indirect, joint or several, absolute or contingent, due or to become due, now existing or hereafter arising, no matter how or when arising and whether under any present or future agreement or instrument or otherwise, whether or not evidenced by a writing
(collectively the "Obligations").

                                   ARTICLE III
                    DUTIES OF THE DEBTOR REGARDING COLLATERAL
                    -----------------------------------------

      Section 3.1 Duties of the Debtor Regarding Collateral. At all times hereafter the Debtor agrees that it shall:

                  (a) Preserve the Collateral in good condition and order and not permit it to be abused or misused;

                  (b) Not allow any of the Collateral to be affixed to real
estate, except for any property deemed to be fixtures, provided such property is included in the Secured Party's security interest given hereunder;

                  (c) Maintain good and complete title to the Collateral subject to Permitted Liens (as defined in Section 3.2 below);

                  (d) Keep the Collateral free and clear at all times of all other security interests, liens, or encumbrances of any kind, including, without limitation, any lien arising as a result of the Debtors' failure to pay any and all taxes or governmental assessments or charges of any kind whatsoever, except
Permitted Liens;

                  (e) Take or cause to be taken such acts and actions as shall be necessary or appropriate to assure that the Secured Party's security interest in the Collateral shall not become subordinate or junior to the security interests, liens or claims of any other Person (except with respect to the
Permitted Liens described in Sections 3.2(a) - (d) and Sections 3.2(f) - (h));

                  (f) Except as otherwise expressly provided herein, refrain from selling, assigning or otherwise disposing of any of the Collateral or moving or removing any of the Collateral except in the ordinary course of
Debtor's business, without the prior written consent of the Secured Party, or until all of the Debtor's Obligations have been paid in full;

                  (g) Promptly provide to the Secured Party such financial
statements, reports, lists and schedules related to the Collateral and any other information relating to the Collateral as the Secured Party from time to time may reasonably request;

                  (h) Permit the Secured Party to inspect all books and records of the Debtor relating to the Collateral at such times, upon such notice and as often as the Secured Party may reasonably request;

                  (i) Promptly notify the Secured Party of any material change in any fact or circumstance warranted or represented by the Debtor herein or furnished in connection herewith to the Secured Party or if any Event of Default occurs;

                  (j) Promptly notify the Secured Party upon acquiring or
otherwise obtaining any Collateral after the date hereof consisting of
Investment Property, Chattel Paper (electronic, tangible or otherwise),
Documents, Instruments or Supporting Obligations and, upon the request of the
Secured Party in accordance with Section 1.2 hereof, promptly execute such other documents, or if applicable, deliver such Chattel Paper or other documents and do such other acts or things deemed necessary or desirable by the Secured Party to protect the Secured Party's security interest therein; and

                  (k) Take all steps reasonably necessary to grant the Secured
Party control of all electronic Chattel Paper in accordance with the UCC and all
"transferable records" as defined in each of the Uniform Electronic Transactions
Act and the Electronic Signatures in Global and National Commerce Act.

      Section 3.2   "Permitted Liens" means the following:

                  (a) purchase money security interests in specific items of equipment;

                  (b) leases of specific items of equipment, technology and
intellectual property, including capital leases;

                  (c) liens for taxes not yet payable;

                  (d) security interests existing as of the date hereof
evidencing the Senior Debt;

                  (e) security interests being terminated substantially
concurrently with this Agreement and liens created hereunder;

                  (f) liens of materialmen, mechanics, warehousemen, carriers, or other similar liens arising in the ordinary course of business and securing obligations which are not delinquent;

                  (g) liens incurred in connection with the extension, renewal or refinancing of the indebtedness secured by liens of the type described above in clauses (a) or (b) above, provided that any extension, renewal or replacement lien is limited to the property

                                        4

encumbered by the existing lien and the principal amount of the indebtedness being extended, renewed or refinanced does not increase;

                  (h) liens in favor of customs and revenue authorities which secure payment of customs duties in connection with the importation of goods; or

                  (i) liens consented to in writing and in advance by the
Secured Party in its sole and absolute discretion.

Secured Party will have the right to require, as a condition to any consent under clause (i) above, that (A) the holder of the additional security interest or lien sign an intercreditor agreement on Secured Party's then standard form, acknowledge that the security interest is subordinate to the security interest in favor of Secured Party, and agree not to take any action to enforce its subordinate security interest so long as any Obligations remain outstanding, and
(B) the Debtor agrees that any uncured default in any obligation secured by the subordinate security interest shall also constitute an Event of Default under this Agreement.

      Section 3.3 Lockbox and Special Accounts. Debtor hereby acknowledges and agrees that it (and/or its subsidiaries) has established (and may establish) one or more lockboxes (each, a "Lockbox") and special accounts (each, a "Special
Account") with certain financial institutions (each, a "Bank") to secure the obligations of Debtor and its subsidiaries relating to or arising from the
Senior Debt. Debtor shall not, and shall cause its subsidiaries not to, terminate any Lockbox or Special Account without the prior written consent of
Secured Party. Upon satisfaction of the Senior Debt and until all of the
Obligations have been satisfied, Debtor shall:

                  (a) deliver, upon Secured Party's request, a certificate,
certified by the Chief Financial Officer of the Debtor as being true and correct, listing each Lockbox and Special Account then being maintained by
Debtor or any of its subsidiaries, and specifying in detail all account information and the contact information of each Bank where each such Lockbox or
Special Account is being maintained;

                  (b) take all actions necessary to ensure that the agreement governing the terms and conditions of each Lockbox and Special Account is in form and substance satisfactory to Secured Party;

                  (c) take all actions necessary to ensure that there is a
blocked account agreement with each Bank for the benefit of Secured Party in form and substance satisfactory to Secured Party pursuant to which, among other things, such Bank shall agree that, upon notice from Secured Party, disbursements from the Special Account shall be made only as Secured Party shall direct;

                  (d) (i) instruct all Account (as defined in Exhibit A hereto)
debtors to remit payments directly to a Lockbox (such instruction to be printed in conspicuous type on all invoices), (ii) instruct such Bank to deposit all remittances to such Bank's Lockbox into its Special Account, and (iii) not deposit or permit any deposits of funds other than remittances paid in respect of the Accounts into the Special Account(s) or permit any commingling of funds with such remittances in any Lockbox or Special Account;

                  (e) without limiting the Debtor's foregoing obligations, if, at any time, Debtor receives a remittance directly from an Account debtor, make entries on its books and records in a manner that shall reasonably identify such remittances and shall keep a separate account on its record books of all remittances so received and deposit the same into a Special Account; and

                  (f) pay for all costs and expenses of Debtor's bank in respect to collection of checks and other items of payment, all fees relating to the use and maintenance of the Lockbox and the Special Accounts.

Notwithstanding the foregoing, if, upon satisfaction of the Senior Debt, the
Debtor obtains new asset-based financing as may be permitted in accordance with the Purchase Agreement and Debentures, the Debtor shall be permitted to grant control over the Lockboxes and Special Accounts to the extent (and only to the extent) necessary to obtain and maintain such new asset-based financing.

                                   ARTICLE IV
                                EVENTS OF DEFAULT

      Section 4.1 Defined. The occurrence of any of the following events shall constitute an event of default under this Agreement (an "Event of Default"):

            (i) The failure of the Debtor to perform or comply with any act, duty or obligation required to be performed under this Agreement if such failure is not remedied within ten (10) days following receipt by Debtor of notice of such failure from Secured Party;

            (ii) If any of the representations or warranties of the Debtor set forth in this Agreement shall prove to have been incorrect when made, or if they become incorrect, if not cured within ten (10) days of notice from Secured Party of such event;

            (iii) If any material portion of the Collateral shall be damaged, destroyed or otherwise lost and such damage, destruction or loss is not covered by insurance; or

            (iv) If an Event of Default as defined in the Debentures shall have occurred.

      Section 4.2 Rights and Remedies Upon Default. If an Event of Default shall have occurred hereunder, the Secured Party may, at its sole option, without notice or demand, declare the Obligations to be immediately due and payable. As to any Collateral, the Secured Party shall have the rights and remedies of any secured creditor under the Uniform Commercial Code as in effect, at the time of the default, in New York ("UCC"), such rights to be exercised in such order or manner as Secured Party may determine in its sole discretion against any one or more of the entities constituting Debtor. If for any reason the Secured Party should be required by law or otherwise to give notice to the Debtor of the sale of any Collateral, the Debtor agrees that any

written notice sent by overnight delivery service not less than five (5)
calendar days before the sale or mailed postage prepaid to the Debtor's address listed below not less than ten (10) calendar days before the sale shall be deemed reasonable and adequate.

                                    ARTICLE V
                               ADDITIONAL REMEDIES
                               -------------------

      Section 5.1 Power of Collection. Upon the happening of an Event of Default and subject to any prior rights of the holders of the Senior Debt, the Debtor shall:

                  (a) Endorse any and all documents evidencing any Collateral to the Secured Party and notify any payor that said documents have been so endorsed and that all sums due and owing pursuant to them should be paid directly to the
Secured Party;

                  (b) Turn over to the Secured Party all documents evidencing any right to collection of any sums due the Debtor arising from or in connection with any of the Collateral;

                  (c) Mark or stamp each of its accounting records pertaining to any of its accounts, relating howsoever to this Agreement or the Debentures, with the legend "assigned to Halifax Fund, L.P.," as agent for the Secured
Party, and keep all of its books, records, documents and instruments relating to the Collateral in such manner as the Secured Party may require;

                  (d) Mark or stamp all invoices with a similar legend as
described in Section 5.1(c) above satisfactory to the Secured Party so as to indicate that the same must be paid directly to the Secured Party;

                  (e) Take any action reasonably required by the Secured Party with reference to the Federal Assignment of Claims Act; and

                  (f) Assign to Secured Party any or all of Debtor's copyrights and patents as demanded by Secured Party.

      The Secured Party shall also have the right, at any time, upon the happening of any Event of Default hereunder or as defined in the Debentures, directly to notify any obligors of the Debtor to make payments of any and all amounts directly to the Secured Party, and the Secured Party shall have the further right to notify the U.S. postal authorities to change the address for delivery of mail of the Debtor to an address designated by the Secured Party and to receive, open and dispose of all mail addressed to the Debtor.

                                   ARTICLE VI
                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

      Section 6.1 Warranties. The Debtor represents and warrants:

                  (a) That it is the owner of and, subject to the lien of the holders of the Senior Debt and other Permitted Liens, has good and marketable title to the Collateral secured hereby;

                  (b) That it has not granted, nor will it grant a security
interest in the Collateral to any other individual or entity other than the holders of the Senior Debt and other Permitted Liens, and that such Collateral is otherwise free and clear of any mortgage, pledge, lease, trust, bailment, lien, security interest, encumbrance, charge or other arrangement;

                  (c) That it has the authority and capacity to perform its
obligations hereunder, and this Agreement, when executed and delivered, will be the valid and binding obligation of the Debtor enforceable against the Debtor in accordance with its terms, subject only to the following qualifications:

                        (i) certain equitable remedies are discretionary and, in
particular, may not be available where damages are considered an adequate remedy at law, and

                        (ii) enforcement may be limited by bankruptcy,
insolvency, liquidation, reorganization, reconstruction and other similar laws affecting enforcement of creditors' rights generally (insofar as any such law relates to the bankruptcy, insolvency or similar event of the Debtor);

                  (d) That its true and correct company name, any trade name(s)
under which it conducts its business, its jurisdiction of organization or incorporation and each of its chief executive office, its place(s) of business and the locations of the Collateral or records relating to the Collateral are set forth in Exhibit B attached hereto.

                  (e) That upon the filing of UCC financing statements with the
Secretary of State of the State of Delaware (and such other jurisdictions where
Debtor may, in the future, become organized or incorporated from time to time), the security interest in the Collateral granted hereunder shall constitute at all times a valid first priority security interest (other than with respect to
Permitted Liens and except where the Secured Party has failed to file necessary continuation statements), perfected with respect to all Collateral for which the filing of the UCC financing statements is a valid method of perfection, vested in the Secured Party, in and upon the Collateral, free of any liens except for
Permitted Liens.

                                   ARTICLE VII
                               NEGATIVE COVENANTS
                               ------------------

      Section 7.1 Other Encumbrances. Debtor shall defend its title to, and
Secured Party's interest in, the Collateral against all claims, take any action necessary to remove any encumbrances other than those permitted hereunder and defend the right, title and interest of Secured Party in and to any of Debtor's rights in the Collateral.

      Section 7.2 Change Name or Location. Except upon 30 days' prior written notice to Secured Party, Debtor shall not change its company name or conduct its business under any name other than that set forth herein or change its jurisdiction of organization or incorporation, chief executive office, place of business or location of the Collateral or records relating to the Collateral from the current location.

            Section 7.3 Junior Debt. So long as any portion of the Debentures remain outstanding, Debtor shall not make any payments of principal to any debt holder other than IBM Credit Corporation with respect to Senior Debt and so long as there exists any Event of Default under the Debentures, Debtor shall not make any payments of interest, penalties or any other amounts due thereunder, to any party other than IBM Credit Corporation with respect to the Senior Debt.

                                  ARTICLE VIII
                                     WAIVERS
                                     -------

            Section 8.1 Waivers. The Debtor acknowledges that the Obligations arose out of a commercial transaction and hereby knowingly and intelligently waives any right to require the Secured Party to (a) proceed against any person,
(b) proceed against any other collateral under any other agreement, (c) pursue any other remedy available to the Secured Party, and (d) make presentment, demand, dishonor, notice of dishonor, acceleration and/or notice of non-payment.

            Section 8.2 Waiver of Defense. The Debtor waives any defense which it may have to the exercise by Secured Party of its rights under this Agreement, other than payment in full of the Obligations.

                                   ARTICLE IX
                                  MISCELLANEOUS
                                  -------------

            Section 9.1 Attorney-in-Fact. The Debtor appoints the Secured Party its true attorney-in-fact to perform any of the following powers, which are irrevocable until termination of this Agreement and may be exercised, from time to time, by the Secured Party's officers and employees or any of them if an
Event of Default occurs hereunder: (i) to perform any obligation of the Debtor hereunder in the Debtor's name or otherwise; (ii) to collect by legal proceedings or otherwise all dividends, interest, principal or other sums now or hereafter payable upon or on account of the Collateral, to accept other property in exchange for the Collateral, and any money or property received in exchange for the Collateral may be applied to the Obligations to the Secured Party or held by the Secured Party under this Agreement; (iii) to make any compromise or settlement the Secured Party deems desirable or proper in respect of the
Collateral; and (iv) to insure, process and preserve the Collateral. The foregoing power of attorney shall take effect only upon an Event of Default or upon failure by Debtor to perform any of its obligations hereunder.

            Section 9.2 Cross Default. Debtor agrees and acknowledges that default under the terms of this Agreement shall constitute default under the
Purchase Agreement and the Debentures, and default under the Purchase Agreement or the Debentures shall constitute default under this Agreement. The security interests, liens and other rights and interests in and relative to any of the real or personal property of the Debtor now or hereafter granted to the Secured
Party by Debtor by or in any instrument or agreement, including, but not limited to, this Agreement, the Purchase Agreement, or the Debentures shall serve as security for any and all liabilities of Debtor to Secured Party, including, but not limited to, the liabilities described in this Agreement, the Purchase
Agreement and the Debentures, and, for the repayment thereof, Secured Party may resort to any security held by it in such order and manner as it may elect.

            Section 9.3 Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this
Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile
(provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one business day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Secured Party:
                              Halifax Fund, L.P.
                              c/o The Palladin Group, L.P.
                              195 Maplewood Avenue
                              Maplewood, New Jersey 07040
                              Tel:  (973) 313-6400
                              Fax:  (973) 313-6494
                              Attn:  Maurice Hryshko

                              with a copy to:

                              Duval & Stachenfeld LLP
                              300 East 42nd Street
                              New York, NY 10017
                              Fax: 212-883-8883
                              Attn: Robert Mazzeo

If to the Debtor:
                              Datatec Systems, Inc.
                              23 Madison Road
                              Fairfield, New Jersey 07004
                              Attention:  Isaac J. Gaon
                              Telephone: (973) 808-4000
                              Facsimile:  (973) 890-2888

                              with a copy to:

                              Olshan Grundman Frome Rosenzweig & Wolosky LLP
                              505 Park Avenue
                              New York, New York 10022
                              Attention:  Robert H. Friedman
                              Telephone: (212) 755-7200
                              Facsimile:  (212) 755-1467

Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of such transmission or (C) provided by

                                       10

a courier or overnight courier service shall be rebuttable evidence of personal service, overnight or courier delivery or transmission by facsimile in accordance with clause (i), (ii) or (iii) above, respectively.

             Section 9.4 Fees and Expenses. On demand by Secured Party, without limiting any of the terms of the Purchase Agreement or the Debemture, Debtor shall pay all reasonable fees, costs, and expenses (including, without limitation, reasonable attorneys' fees and legal expenses) incurred by Secured
Party in connection with (a) filing or recording any documents (including all taxes in connection therewith) in public offices; and (b) paying or discharging any taxes, counsel fees, maintenance fees, encumbrances, or other amounts in connection with protecting, maintaining, or preserving the Collateral or defending or prosecuting any actions or proceedings arising out of or related to the Collateral; provided, however, that any expenses incurred by Secured Party in enforcing its rights under this Agreement shall not be subject to any cap on expenses provided in the Purchase Agreement to the extent Secured Party prevails in any action or proceeding to enforce such rights.

            Section 9.5 No Waiver. No course of dealing between Debtor and
Secured Party, nor any failure to exercise nor any delay in exercising, on the part of Secured Party, any right, power, or privilege under this Agreement, the
Debenture, or under the Purchase Agreement or any other agreement, shall operate as a waiver. No single or partial exercise of any right, power, or privilege under this Agreement, the Debenture or the Purchase Agreement or any other agreement by Secured Party shall preclude any other or further exercise of such right, power, or privilege or the exercise of any other right, power, or privilege by Secured Party.

            Section 9.6 Rights Are Cumulative. All of Secured Party's rights and remedies with respect to the Collateral whether established by this Agreement, the Purchase Agreement, the Debentures or any other documents or agreements, or by law shall be cumulative and may be exercised concurrently or in any order.

            Section 9.7 Indemnity. Debtor shall protect, defend, indemnify, and hold harmless Secured Party and Secured Party's officers, agents and assigns from all liabilities, losses, and costs (including, without limitation, reasonable attorneys' fees) incurred or imposed on Secured Party relating to the matters in this Agreement, including, without limitation, in connection with
Secured Party's defense of any action brought by a third party against Secured
Party relating to this Agreement or any of the Collateral, but otherwise not arising from Secured Party's gross negligence or willful misconduct.

            Section 9.8 Severability. The provisions of this Agreement are severable. If any provision of this Agreement is held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such provision, or part thereof, in such jurisdiction, and shall not in any manner affect such provision or part thereof in any other jurisdiction, or any other provision of this Agreement in any jurisdiction.

            Section 9.9 Amendments; Entire Agreement. This Agreement is subject to modification only by a writing signed by the parties. To the extent that any provision of this Agreement conflicts with any provision of the Purchase
Agreement or the Debentures, the provision giving Secured Party greater rights or remedies shall govern, it being understood that the purpose of this Agreement is to add to, and not detract from, the rights granted to Secured Party under the Purchase Agreement and the Debentures. This Agreement, the Purchase

                                       11

Agreement, the Debentures and the documents relating thereto comprise the entire agreement of the parties with respect to the matters addressed in this
Agreement.

            Section 9.10 Release. No transfer or renewal, extension, assignment or termination of this Agreement or of any instrument or document executed and delivered by the Debtor or any other obligor to the Secured Party, nor additional advances made by the Secured Party to the Debtor, nor the taking of further security, nor the retaking or re-delivery of the Collateral to the
Debtor by the Secured Party nor any other act of the Secured Party shall release the Debtor from any Obligation, except a release or discharge executed in writing by the Secured Party with respect to such Obligation or upon full payment and satisfaction of all Obligations and termination of the Debentures.
At such time as Debtor shall completely satisfy all of the Obligations and the
Debentures are no longer outstanding, Secured Party shall execute and deliver to
Debtor all assignments and other instruments as may be reasonably necessary or proper to terminate Secured Party's security interest in the Collateral, subject to any disposition of the Collateral which may have been made by Secured Party pursuant to this Agreement. For the purpose of this Agreement, the Obligations shall be deemed to continue if Debtor enters into any bankruptcy or similar proceeding at a time when any amount paid to Secured Party could be ordered to be repaid as a preference or pursuant to a similar theory, and shall continue until it is finally determined that no such repayment can be ordered.

            Section 9.11 Successors. The benefits and burdens of this Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties; provided that Debtor may not transfer any of the Collateral or any rights hereunder, without the prior written consent of
Secured Party, except as specifically permitted hereby.

            Section 9.12 Governing Law. THE VALIDITY, INTERPRETATION AND
ENFORCEMENT OF THIS AGREEMENT AND ANY DISPUTE ARISING OUT OF OR IN CONNECTION
WITH THIS AGREEMENT, WHETHER SOUNDING IN CONTRACT, TORT, EQUITY OR OTHERWISE,
SHALL BE GOVERNED BY THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK
APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN THE STATE OF
NEW YORK. ALL DISPUTES BETWEEN THE DEBTOR AND SECURED PARTY, WHETHER SOUNDING IN
CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE RESOLVED ONLY BY STATE AND FEDERAL
COURTS LOCATED IN NEW YORK CITY AND THE COURTS TO WHICH AN APPEAL THEREFROM MAY
BE TAKEN; PROVIDED, HOWEVER, THAT SECURED PARTY SHALL HAVE THE RIGHT, TO THE
EXTENT PERMITTED BY APPLICABLE LAW, TO PROCEED AGAINST THE DEBTOR OR ITS
PROPERTY IN ANY LOCATION REASONABLY SELECTED BY SECURED PARTY IN GOOD FAITH TO
ENABLE SECURED PARTY TO REALIZE ON SUCH PROPERTY, OR TO ENFORCE A JUDGMENT OR
OTHER COURT ORDER IN FAVOR OF SECURED PARTY. THE DEBTOR AGREES THAT IT WILL NOT
ASSERT ANY PERMISSIVE COUNTERCLAIMS, SETOFFS OR CROSS-CLAIMS IN ANY PROCEEDING
BROUGHT BY SECURED PARTY. THE DEBTOR WAIVES ANY OBJECTION THAT IT MAY HAVE TO
THE LOCATION OF THE COURT IN WHICH SECURED PARTY HAS COMMENCED A PROCEEDING,
INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON
FORUM NON CONVENIENS.

            Section 9.13 Waiver of Right to Jury Trial. SECURED PARTY AND DEBTOR
EACH HEREBY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR

                                       12

PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO: (I) THIS
AGREEMENT; OR (II) ANY OTHER PRESENT OR FUTURE INSTRUMENT OR AGREEMENT BETWEEN
SECURED PARTY AND DEBTOR; OR (III) ANY CONDUCT, ACTS OR OMISSIONS OF SECURED
PARTY OR DEBTOR OR ANY OF THEIR DIRECTORS, OFFICERS, EMPLOYEES, AGENTS,
ATTORNEYS OR ANY OTHER PERSONS AFFILIATED WITH SECURED PARTY OR DEBTOR; IN EACH
OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE.

            Section 9.14 Capitalized Terms. All terms capitalized herein and not otherwise defined shall have the meaning set forth in the Purchase Agreement, and in the UCC.

                      [THE NEXT PAGE IS THE SIGNATURE PAGE]
                      -------------------------------------

                                       13

            IN WITNESS WHEREOF, the Debtor and the Secured Party have duly executed this Security Agreement as of the day and year first written above.

                                       SECURED PARTY:

                                       HALIFAX FUND, L.P.

                                       By:  /s/ Maurice Hryshko
                                           ---------------------------
                                           Name:  Maurice Hryshko
                                           Title: Counsel

                                       PALLADIN OPPORTUNITY FUND, L.L.C.

                                       By: /s/ Maurice Hryshko
                                           ---------------------------
                                           Name:  Maurice Hryshko
                                           Title: Counsel

                                       DEBTOR:

                                       DATATEC SYSTEMS, INC.

                                       By: /s/ Isaac Gaon
                                           ---------------------------
                                           Name:  Isaac J. Gaon
                                           Title  Chief Executive Officer

                                       14

                                                                       Exhibit A

                                   Collateral
                                   ----------

      All Accounts, Chattel Paper, Contracts, Deposit Accounts, Documents,
Goods, Fixtures, Securities, Documents of Title, Instruments, Investment
Property, Inventory, General Intangibles, Equipment, Records and Supporting
Obligations now owned or acquired at any time hereafter by Debtor, wherever located or situated; all books, records, files, ledger sheets and other documents covering or relating to the foregoing; and all ofthe products and proceeds (as defined in the UCC, including condemnation proceeds) of the foregoing.

      The capitalized terms used herein shall have the meanings set forth below.
All other terms used herein are used as defined in the UCC, as amended from time to time. The parties to the Security Agreement understand and agree that (i) the terms defined below are intended to be and are consistent with the UCC, as amended and to be effective as of the date of the Security Agreement and (ii) in the event the UCC is amended in the future to change the meaning of any of the following terms, such terms shall automatically be modified herein to reflect and to be consistent with such amendment of the UCC.

      "Accounts" except as used in "account for," means a right to payment of a monetary obligation, whether or not earned by performance, (i) for property that has been or is to be sold, leased, licensed, assigned, or otherwise disposed of,
(ii) for services rendered or to be rendered, (iii) for a policy of insurance issued or to be issued, (iv) for a secondary obligation incurred or to be incurred, (v) for energy provided or to be provided, (vi) for the use or hire of a vessel under a charter or other contract, (vii) arising out of the use of a credit or charge card or information contained on or for use with the card, or
(viii) as winnings in a lottery or other game of chance operated or sponsored by a state, governmental unit of a state, or person licensed or authorized to operate the game by a state or governmental unit of a state. The term includes health care insurance receivables. The term does not include (i) rights to payment evidenced by Chattel Paper or an Instrument, (ii) commercial tort claims, (iii) Deposit Accounts, (iv) investment property, (v) letter-of-credit rights or letters of credit, or (vi) rights to payment for money or funds advanced or sold, other than rights arising out of the use of a credit or charge card or information contained on or for use with the card.

      "Chattel Paper" means a Record or Records that evidence both a monetary obligation and a security interest in specific Goods, a security interest in specific Goods and software used in the Goods, a security interest in specific
Goods and license of software used in the Goods, a lease of specific Goods, or a lease of specific Goods and license of software used in the Goods. In this paragraph, "monetary obligation" means a monetary obligation secured by the
Goods or owed under a lease of the Goods and includes a monetary obligation with respect to software used in the Goods. The term does not include charters or other contracts involving the use or hire of a vessel. If a transaction is evidenced by Records that include an Instrument or series of Instruments, the group of Records taken together constitutes Chattel Paper.

      "Contracts" means all contracts and agreements to which the Debtor is a party or under which the Debtor has any right, title or interest or to which the
Debtor or any of the Debtor's property is subject, as such contracts and amendments may be amended, supplemented or otherwise modified from time to time
(including, without limitation, (i) all rights of the Debtor to receive moneys payable to it under any such contract or agreement or in connection therewith,
(ii) all rights of the Debtor to damages arising out of, or with respect to, any breach or default in

respect of any such contract or agreement, and (iii) all rights of the Debtor to exercise all remedies under any such contract or agreement), but excluding any contract or agreement that by its terms prohibits the Debtor from granting a security interest therein, or requires the Debtor to obtain the consent of any other party before a security interest can be granted therein, until the Debtor has obtained all consents required to grant a security interest to the Secured
Party, in such contract or agreement; provided, however, that the foregoing exclusion shall not apply to any of the Debtors' Accounts or any money or other amounts due or to become due under any contract or agreement.

      "Deposit Accounts" means a demand, time, savings, passbook, or similar account maintained with a bank (and all moneys deposited or required to be deposited in the Deposit Accounts). The term does not include investment property or accounts evidenced by an Instrument.

      "Documents" means a document of title or a receipt of the type described in subdivision (2) of Section 7201 of the UCC.

      "Documents of Title" means and includes a bill of lading, dock warrant, dock receipt, warehouse receipt, gin ticket, or compress receipt, and any other
Document that, in the regular course of business or financing, is treated as adequately evidencing that the person entitled under the Document (Section
7403(4) of the UCC) has the right to receive, hold, and dispose of the Document and the Goods it covers. To be a Document of Title, a Document shall purport to be issued by a bailee and purport to cover goods in the bailee's possession that either are identified as or are fungible portions of an identified mass.

      "Equipment" means Goods other than Inventory, farm products, or consumer goods, and also means all motor vehicles, rolling stock, machinery, office equipment, plant equipment, tools, dies, molds, store fixtures, furniture, and other Goods, property, and assets which are used and/or were purchased for use in the operation of furtherance of the Debtor's business, and any and all accessions, additions thereto, and substitutions therefore.

      "Fixtures" means Goods that have become so related to particular real property that an interest in them arises under real property law.

      "General Intangibles" means any personal property, including things in action, other than Accounts, Chattel Paper, commercial tort claims, Deposit
Accounts, Documents, Goods, Instruments, investment property, letter-of-credit rights, letters of credit, money, and oil, gas, or other minerals before extraction, and also means all books and Records, customer lists, goodwill, causes of action, judgments, literary rights, rights to performance, licenses, permits, certificates of convenience and necessity, and similar rights granted by any governmental authority; copyrights, trademarks, patents, patent applications, proprietary processes, blueprints, drawings, designs, diagrams, plans, reports, charts, catalogs, manuals, literature, technical data, proposals, cost estimates and all other reproductions on paper, or otherwise, of any and all the design, development, manufacture, sale, marketing, lease or use of any or all Goods produced or sold or leased or credit extended, or service performed by the Debtor, whether intended for an individual customer or the general business of Debtor. This term includes payment intangibles and software.

                                       2

      "Goods" means all things that are movable when a security interest attaches. The term includes (i) Fixtures, (ii) standing timber that is to be cut and removed under a conveyance or contract for sale, (iii) the unborn young of animals, (iv) crops grown, growing, or to be grown, even if the crops are produced on trees, vines, or bushes, and (v) manufactured homes. The term also includes a computer program embedded in Goods and any supporting information provided in connection with a transaction relating to the program if (i) the program is associated with the Goods in such a manner that it customarily is considered part of the Goods, or (ii) by becoming the owner of the Goods, a person acquires a right to use the program in connection with the Goods. The term does not include a computer program embedded in Goods that consist solely of the medium with which the program is embedded. The term also does not include
Accounts, Chattel Paper, commercial tort claims, Deposit Accounts, Documents,
General Intangibles, Instruments, investment property, letter-of-credit rights, letters of credit, money, or oil, gas, or other minerals before extraction.

      "Instruments" means a negotiable instrument or any other writing that evidences a right to the payment of a monetary obligation, is not itself a security agreement or lease, and is of a type that in ordinary course of business is transferred by delivery with any necessary endorsement or assignment. The term does not include (i) investment property, (ii) letters of credit, or (iii) writings that evidence a right to payment arising out of the use of a credit or charge card or information contained on or for use with the card.

      "Inventory" means Goods, other than farm products, which are (i) leased by a person as lessor, (ii) held by a person for sale or lease or to be furnished under a contract of service, (iii) furnished by a person under a contract of service, or (iv) consist of raw materials, work in process, or materials used or consumed in a business. This term includes supplies, finished Goods, Goods returned by customers, Goods in transit, wherever located, which are-held for sale (but excluding Goods not manufactured by the Debtor or an affiliate and which were purchased for resale directly or indirectly by the Debtor from a non-affiliate pursuant to a then existing agreement or arrangement with a non-affiliate customer), including the right of stoppage in transit, or Goods which are or might be used in connection with the manufacturing or packing of such Goods, and all such Goods, the sale or disposition of which has given rise to an Account, which are returned to and/or repossessed and/or stopped in transit by the Debtor or by the Secured Party, or at any time hereafter in the possession or under the control of the Debtor or the Secured Party or any agent or bailee of the Debtor or the Secured Party, and any Documents of Title
representing any of the above.

      "Investment Property" means a Security, whether certificated or uncertificated, security entitlement, securities account, commodity contract or commodity account (as such terms are defined in the UCC).

      "Records" except as used in "for record," "of record," "record or legal title," and "record owner," means information that is inscribed on a tangible medium or which is stored in an electronic or other medium and is retrievable in perceivable form.

      "Securities" means "securities" as that term is defined in the UCC.

      "Supporting Obligation(s)" mean(s) a letter of credit right or secondary obligation that supports the payment or performance of an Account, Chattel
Paper, a Document, a General Intangible, an Instrument or Investment Property.

                                       3

      "UCC" means the Uniform Commercial Code as in effect in the State of New
York.

                                       4

                                                                       Exhibit B

               List of Collateral Locations, Executive Offices and
             Jurisdiction of Organization or Incorporation of Debtor
             -------------------------------------------------------

Executive Offices:               Datatec Systems, Inc.
                                 23 Madison Road
                                 Fairfield, New Jersey 07004
                                 Attention:  Isaac J. Gaon
                                 Telephone: (973) 808-4000
                                 Facsimile:  (973) 890-2888

Collateral Location(s):          Alpharetta, GA
                                 Natick, MA
                                 Lisle, IL
                                 Columbus, OH
                                 Plano, TX
                                 Fairfield, NJ
                                 Toronto, ON
                                 Tustin, CA
                                 Edina, MN
                                 Crawford Rd., Statesville, NC
                                 Parsippany, NJ
                                 Fremont, CA
                                 233 Commerce, Statesville, NC
                                 Baltimore, MD
                                 Holland, NC
                                 Markham, ON

Jurisdiction of Incorporation:   Delaware